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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 17, 2000



                                SCORE ONE, INC.
            (Exact name of registrant as specified in its charter)

          Nevada                               000-26717                          88-0409164
(State or other jurisdiction           (Commission File Number)                 (I.R.S. Employer
     of incorporation)                                                       Identification Number)

                          Unit 2, 34/F Cable TV Tower
                               9 Hoi Shing Road
                                   Hong Kong
                   (Address of principal executive offices)

Registrant's telephone number, including area code:  011-852.2406.8978


                                Not applicable
         (Former name or former address, if changed since last report)
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective October 17, 2000, Score One, Inc., a Nevada corporation (the "Company"), accepted the resignation of BDO International ("BDO"), as the Company's independent accountants. Effective November 15, 2000, the Company engaged Blackman Kalick Bartelstein LLP ("BKL") as the Company's new independent accountants. The resignation of BDO and the retention of BKL were accepted by the Company's Board of Directors.

     Prior to the engagement of BKL, neither the Company nor anyone on its behalf consulted with such firm regarding the application of accounting principles to a specified transaction, either completed or uncompleted, or type of audit opinion that might be rendered on the Company's financial statements.

     BDO audited the Company's financial statements for the period from January 1, 2000 to May 31, 2000. BDO's report for this period did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

     During the period from June 1, 2000 to October 17, 2000 and the period from January 1, 2000 to May 31, 2000, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused such firm to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements. In addition, there were no such events as described under Item 304(a)(1)(IV)(B) of Regulation S-B during the period from January 1, 2000 to May 31, 2000 and the subsequent interim periods through October 17, 2000.

     The Company has provided BDO with a copy of the disclosures contained herein, and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) regarding its involvement with the Company as independent accountants and, if not, stating the respects in which it does not agree. A copy of BDO's letter is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND RESULTS

    c.    Exhibits:

    Exhibit
    Number               Description
    ------               -----------

    16.1 Letter from BDO International addressed to the Securities and Exchange Commission

                                       2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SCORE ONE, INC.
                                      ---------------
                                          (Registrant)




Date:  November 16, 2000          By: /s/ Wing Cheong Ho
                                      -------------------------------------
                                      President and Chief Executive Officer

                                       3
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                               INDEX TO EXHIBITS

Exhibit
Number         Description
------         -----------

16.1           Letter from BDO International
               addressed to the Securities and
               Exchange Commission

                                       4